UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling AST, the Fund’s transfer agent, at 1-866-668-8552 or, with respect to requesting electronic delivery, by visiting www.astfinancial.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

DTF Tax-Free Income Inc.

Annual Report

October 31, 2021

LETTER TO

SHAREHOLDERS

December 16, 2021

Dear Fellow

Shareholder:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

We begin our discussion of DTF Tax-Free Income Inc. (the “DTF Fund” or the “Fund”) for the twelve months ended October 31, 2021, with a review of the municipal market environment in which the DTF Fund invests.

The municipal bond market produced solid performance for the twelve-month period ended October 31, 2021, as the market continues to benefit from record inflows into municipal bond mutual funds and reasonable levels of newly issued tax-exempt debt, creating a beneficial supply/demand imbalance that tends to favor increased valuations. In fact, tax-exempt municipal bonds are the top performing investment grade rated fixed income asset class so far in 2021 as measured by Bloomberg’s fixed income indices.

As politicians in Washington debated spending bills, investors continued to buy municipal bonds at a record pace. The steady demand for tax-exempt income has been unprecedented. According to Refinitiv Lipper US Fund Flows, municipal bond funds have seen inflows of over $90 billion so far in 2021, on pace to exceed 2019’s record inflow year of almost $94 billion. This is occurring when municipalities are flush with cash due to federal stimulus money and improving revenue collections, causing demand to outpace supply, since issuers have fewer borrowing needs. Issuers appeared to be on the sidelines during portions of 2021, waiting to see if the spending bill would reinstate the ability of municipalities to refinance higher-cost debt with new tax-exempt debt. As the final bill was released, this provision was not included, much to the disappointment of the municipal bond market. As such, issuers will likely continue to use the taxable municipal bond market to refinance older, higher cost tax-exempt debt for cost savings if the relationship between municipal yields and taxable yields remains favorable.

Municipal credit has been on solid footing in 2021, due mostly to federal stimulus money. This unprecedented level of governmental aid has not only filled municipal coffers, but has also boosted consumer spending and increased tax revenue collections. Given how exceptionally well lower-rated municipal bonds have performed this year, investors have ostensibly shown little concern for the risks associated with these bonds. Credit risk premiums (which refer to the additional yield that investors expect to receive as compensation for buying lower-rated securities) on below investment grade rated credits (which the Fund is prohibited from buying) have returned to pre-pandemic levels and now appear largely overvalued in our view. On a year-to-date basis through October, the Bloomberg High Yield Municipal Bond Index returned 10.7%, far exceeding the investment grade rated Bloomberg Municipal Bond Index return of 2.6%. However, as the fiscal year ended, some signs of weakness in lower-rated credits did emerge as high yield municipal bond funds saw outflows for the first time since March. While this may be a temporary situation, it may also be a sign that the seemingly unquenchable demand for yield in the municipal bond market is slowing.

Our investment strategy continues to focus on higher quality municipalities that show value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that all credits are not created equal and need to be analyzed with a longer-term horizon. Municipalities face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change. A post-pandemic economy will also likely pose new challenges for municipalities, particularly as the federal government begins to pull back from the support it has provided over the past eighteen months.

LOOKING AHEAD

Congressional negotiations over the proposed infrastructure bill dominated the municipal bond market this year, with much of the focus on how the bill would be paid for. With the market largely anticipating higher taxes as the proposed solution, strong demand for tax-exempt bonds ensued. In the end, the bill did not include increased tax rates, nor did it include many of the municipal-friendly provisions that the market was hoping for because of the high costs associated with the proposals.

Even as federal tax hikes did not materialize, most investors’ reasons for owning municipal bonds remain unchanged. Our expectation is that investors will remain influenced by the prospect of rising taxes, while municipal bonds’ historically lower correlation to most other asset classes should provide protection and safety, especially if the economy struggles with rising interest rates or higher credit risk premiums. While 2022 may produce a positive total return, we expect that performance will likely be generated primarily by coupon income and much less by price appreciation, especially if U.S. Treasury interest rates drift higher during the year.

Credit fundamentals remain an important piece of municipal bond performance. If changes in credit ratings and/or outlooks were the lone indicator determining the current state of the market, one would surmise that as the COVID pandemic fades, it’s full steam ahead. But while we are mostly positive on the overall state of the municipal bond market, we still recognize that the global pandemic may cause some municipal credits to struggle to find firm financial footing in a post-COVID economy and environment without significant federal financial support.

Investors also need to be mindful as the Federal Reserve has begun to taper its asset purchase program with a predicted end in May 2022. The 2022 municipal bond market will likely not see a repeat of the massive tightening of credit risk spreads that it enjoyed over the previous 12+ months as the spread premiums between below investment grade and “BBB” rated municipal bonds, compared to “AAA” rated municipal bonds, hovered at historically tight levels not seen since 2007. As these concerns present uncertainties, we continue to favor sectors with identifiable revenue streams and stronger credit metrics (single “A” and higher), especially as credit risk spreads trend at or near generationally narrow levels.

THE FUND

In managing the DTF Fund, we continue to emphasize our longstanding investment strategy of investing mostly in higher-quality, investment grade revenue bonds with coupons of 5% or higher. The municipal bond market currently remains confident about the near-term credit outlook due to the vast amount of financial support from the federal government and improving economic conditions. As a result, the risk premium has narrowed to levels similar to or even tighter than where they were prior to the COVID pandemic. As such, we remain committed to our higher-quality, foundation-like approach to the portfolio that we have repeatedly articulated. Generally, the portfolio is well distributed along the maturity and credit risk curve, with higher levels of “A” rated bonds relative to the index. Premium coupon bonds continue to dominate the portfolio, although we have added positions in lower coupon securities seeking the additional value these coupons provide. With municipal interest rates still low (and historically rich relative to U.S. Treasury Bond yields) and credit risk spreads trading at or richer than pre-pandemic levels, we believe the portfolio will be well positioned in the event that interest rates or credit risk spreads move higher in the coming months.

As of October 31, 2021, the Fund held almost 90% of its total assets in municipal bonds rated “A” or higher and over 75% in bonds with a 5% or greater coupon across multiple sectors and states. The Fund is diversified across 18 industry sectors of the municipal bond market, with revenue sectors like pre-refunded, healthcare, special tax, education, and transportation bonds rounding out the Fund’s top five sector exposures. Revenue bonds have consistently outweighed general obligation bonds in the Fund (approximately 85% revenue vs. 15% general obligation), as we prefer the generally dedicated revenue streams and more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 34 states and the District of Columbia. The Fund continues to invest across the entire maturity spectrum of the municipal bond market to manage the risk of changes in interest rates and/or the shape of the yield curve.

FUND DIVIDEND

As of October 31, 2021, the DTF Fund was paying a $0.39 per share annualized dividend and had a closing price of $14.26 per share. Beginning with the October 2021 common stock dividend, the Fund’s monthly distribution was reduced from 4¢ per share to 3.25¢ per share. An extended environment of historically low interest rates has added a significant element of reinvestment risk to bond funds, including the DTF Fund. When bonds held in a portfolio mature or are called for redemption during a period of low interest rates, the proceeds generally need to be reinvested in lower yielding securities. Due to the Fund’s investment policies, which allow it to purchase only investment grade bonds, a prolonged period of relatively low interest rates and modest reinvestment opportunities has reduced the availability of earnings to the Fund. The decrease in the dividend is intended to better align the Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate and credit environment changes.

If the cost of leverage were to rise without a similar or greater rise in the available re-investment rate for bonds called and/or maturing, the Fund’s earnings would likely be reduced. If the Fund’s net earnings were to fall short of its dividend payout, the Fund’s balance of undistributed net income would decline further, possibly necessitating future dividend changes.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2021, the modified adjusted duration of the Fund’s portfolio of investments was 5.1 years, close to the duration of the investments constituting the Bloomberg U.S. Municipal Index, which was 5.2 years.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the Fund’s returns. An extended environment of historically low interest rates adds an element of reinvestment risk since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, pandemics, or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Further, if the municipal yield curve flattens (when the difference between short-term interest rates and long-term rates narrows) or inverts (when short-term rates exceed long-term rates), the Fund’s total return may be pressured lower. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

FUND TERM AND NAME CHANGE

As previously announced, at the annual meeting of shareholders on February 26, 2021, shareholders approved amendments to the Fund’s charter that establish a limited term of existence for the Fund and will cause the Fund to cease to exist on March 1, 2028, or such earlier date as may be determined by the Fund’s Board. Under the charter amendments, the Board is also authorized to extend the term of the Fund to have a perpetual existence once again, subject to the Fund having conducted a tender offer meeting certain conditions. The 2028 termination date is consistent with the Fund’s fixed-income strategy, and we anticipate that over time it will mitigate the discount to net asset value at which your Fund’s shares trade by providing support for an increase in the value of their market price. We will begin to incorporate forward planning for this dissolution into the Fund’s investment strategy over the coming quarters.

In keeping with the amendment to the Fund’s charter adding a 2028 termination date for the Fund’s existence, in December 2021 the Board approved a change in name for the Fund. Effective January 3, 2022, the Fund will be known as DTF Tax-Free Income 2028 Term Fund Inc.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return and the Bloomberg U.S. Municipal Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.

Total Return[1] For the period indicated through October 31, 2021
	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	3.6%	3.0%	4.0%
Net Asset Value[3]	2.5%	3.0%	4.2%
Bloomberg U.S. Municipal Index[4]	2.6%	3.4%	3.9%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 18 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg U.S. Municipal Index (formerly known as the Bloomberg Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS

At the regular September 2021 meeting of the DTF Fund’s Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.25	October 15	October 29
3.25	November 15	November 30
3.25	December 15	December 31

At the regular December 2021 meeting of the DTF Fund’s Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.25	January 18	January 31
3.25	February 15	February 28
3.25	March 15	March 31

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of October 31, 2021, the Fund’s leverage represented approximately 37% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in lower yielding reinvestment opportunities for the Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Vice President and Chief Investment Officer	David D. Grumhaus, Jr. President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

October 31, 2021

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—155.1%
	Alabama—2.2%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,414,079

	Alaska—0.3%
290	Anchorage Elec. Util. Rev., Prerefunded 12/01/24 @ $100 (b) 5.00%, 12/01/36	330,887

	Arizona—4.6%
1,350	Arizona Brd. of Regents Rev., Arizona St. Univ., 5.00%, 7/01/37	1,596,132
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/01/42	730,911
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	1,126,421
190	Northern Arizona Univ. Rev., 5.00%, 6/01/40 Prerefunded 6/01/24 @ $100 (b)	212,309
310	Northern Arizona Univ. Rev., 5.00%, 6/01/40	341,757
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38 Prerefunded 8/01/23 @ $100 (b)	1,082,164

		5,089,694

	California—17.5%
1,150	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,317,665
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	370,703
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46 Prerefunded 11/15/25 @ $100 (b)	1,773,891
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/01/35	112,416

Principal Amount (000)	Description (a)	Value
$ 100	California St. Muni. Fin. Auth. Student Hsg. Rev., Orchard Park Student Hsg. Proj., 4.00%, 5/15/39, BAM	$ 116,339
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Orchard Park Student Hsg. Proj., 4.00%, 5/15/40, BAM	116,091
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,131,809
1,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	1,087,163
600	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	721,574
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,161,164
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,259,566
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	328,010
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	300,803
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,402,899
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,263,173
1,000	Santa Clarita Cmnty. Clg. Dist. Gen. Oblig., 3.00%, 8/01/49	1,042,823
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	1,112,518
575	Univ. of California Rev., 5.00%, 5/15/46	736,505
1,750	Univ. of California Rev., 4.00%, 5/15/48	1,991,313

		19,346,425

	Colorado—4.7%
40	Colorado St. Hsg. & Fin. Auth. Rev., 3.60%, 11/01/38	40,000

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Principal Amount (000)	Description (a)	Value
$ 320	Colorado St. Rural Colorado COP, 4.00%, 12/15/40	$ 381,375
1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42 Prerefunded 12/01/22 @ $100 (b)	1,050,960
2,015	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,516,732
1,000	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	1,145,760

		5,134,827

	Connecticut—8.2%
900	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	1,121,590
705	Connecticut St. Gen. Oblig., 4.00%, 4/15/38	822,934
500	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Univ. of New Haven, 5.00%, 7/01/43	580,503
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	590,190
250	Connecticut St. Hgr. Edu. Supplemental Loan Auth. Rev., 3.25%, 11/15/36	257,221
500	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	525,569
435	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	456,282
150	Connecticut St. Hsg. Auth. Rev., 1.85%, 5/15/38	141,971
1,255	Connecticut St. Spl. Tax Oblig. Rev., 3.125%, 5/01/40	1,365,159
1,250	Hartford Cnty. Met. Dist. Clean Wtr. Proj. Rev., 5.00%, 2/01/33	1,627,130
1,300	Univ. of Connecticut Spec. Oblig. Rev., 5.00%, 11/15/43	1,576,342

		9,064,891

	District of Columbia—1.1%
1,000	District of Columbia Gen. Oblig., 5.00%, 6/01/43	1,222,522

Principal Amount (000)	Description (a)	Value
	Florida—21.7%
$ 755	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	$ 911,863
750	Broward Cnty. Port Fac. Rev., 4.00%, 9/01/49	840,266
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,114,865
1,175	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 3.00%, 8/15/50, AGM	1,216,797
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	2,507,176
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44	1,117,887
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	561,561
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,188,721
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	545,983
1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	1,400,974
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,573,647
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/01/32 Prerefunded 10/01/22 @ $100 (b)	260,745
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38 Prerefunded 6/01/23 @ $100 (b)	1,075,143
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,638,496
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,583,566
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	971,881
470	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	530,879
665	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	752,623

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Principal Amount (000)	Description (a)	Value
$ 1,000	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	$ 1,189,484

		23,982,557

	Georgia—0.5%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	548,468

	Idaho—0.3%
240	Idaho St. Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys., 5.00%, 3/01/37	293,815

	Illinois—16.5%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	501,560
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,054,883
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	742,390
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	285,799
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	294,776
650	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	802,021
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	302,975
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	960,329
170	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	195,902
1,055	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	1,219,718
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37 Prerefunded 8/15/22 @ $100 (b)	539,673

Principal Amount (000)	Description (a)	Value
$ 525	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 9/01/42 Prerefunded 9/01/24 @ $100 (b)	$ 592,993
1,070	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	1,160,236
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,136,454
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,185,024
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,533,207
1,250	Illinois St. Hsg. Dev. Auth. Rev., 2.375%, 10/01/42	1,213,465
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	879,178
330	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	387,658
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	1,177,739
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,097,564

		18,263,544

	Indiana—2.5%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	273,020
2,000	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth., 5.00%, 11/01/43	2,445,037

		2,718,057

	Kentucky—1%
900	Kentucky Bond Dev. Corp. Transient Room Tax Rev., 5.00%, 9/01/43	1,080,270

	Louisiana—4.8%
1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,341,437
605	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	648,331

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Principal Amount (000)	Description (a)	Value
$ 1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38 Prerefunded 8/15/23 @ $100 (b)	$ 1,354,985
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44 Prerefunded 6/01/24 @ $100 (b)	335,224
500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33 Prerefunded 4/01/23 @ $100 (b)	531,498
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37 Prerefunded 11/01/22 @ $100 (b)	1,047,173

		5,258,648

	Maine—2.1%
100	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/01/23 @ $100 (b)	107,812
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	970,347
610	Portland General Arpt. Rev., 5.00%, 7/01/31	652,464
540	Portland General Arpt. Rev., 5.00%, 7/01/32	577,591

		2,308,214

	Maryland—1.4%
500	Maryland St. Cmnty. Dev. Admin., Dept. of Hsg. And Cmnty. Dev. Rev., 1.95%, 9/01/41	474,526
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Luminis Hlth., 5.00%, 7/01/39	1,107,995

		1,582,521

	Massachusetts—6.8%
3,000	Massachusetts St. Bay Trans. Auth. Rev., 5.50%, 7/01/29, NRE	3,975,078
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	1,334,099
700	Massachusetts St. Hsg. Fin. Agy. Rev., 2.30%, 12/01/40	698,194
300	Massachusetts St. Hsg. Fin. Agy. Rev., 3.00%, 12/01/45	307,192

Principal Amount (000)	Description (a)	Value
$ 1,000	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	$ 1,184,707

		7,499,270

	Michigan—2.3%
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	634,531
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	606,290
1,020	Michigan St. Hsg. Dev. Auth. Rev., 2.80%, 12/01/45	1,046,221
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/01/39	247,398

		2,534,440

	Minnesota—0.2%
225	Minnesota St. Hsg. Fin. Agy., 2.70%, 7/01/44	229,811

	Mississippi—0.6%
600	Mississippi St. Gen. Oblig., 4.00%, 10/01/39	707,110

	Nebraska—2.6%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/01/34 Refunded 1/01/22 @ $100 (b)	503,926
1,925	Omaha Gen. Oblig., 5.25%, 4/01/27	2,378,729

		2,882,655

	New Jersey—2.5%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	433,746
240	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	276,942
1,750	Tobacco Settlement Financing Corp. Rev., 5.25%, 6/01/46	2,072,947

		2,783,635

	New York—12.3%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/01/32	1,003,316

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Principal Amount (000)	Description (a)	Value
$ 300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/01/35	$ 334,218
235	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42 Prerefunded 9/01/22 @ $100 (b)	244,430
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	640,877
450	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42 Prerefunded 9/01/22 @ $100 (b)	467,934
15	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	15,571
600	New York Cntys. Tobacco Trust VI Rev., 5.00%, 6/01/45	669,207
3,000	New York City Hsg. Dev. Corp., Sustainable Dev. Bonds, 2.40%, 11/01/46	2,931,453
100	New York City Indl. Dev. Agy., Queens Baseball Stadium Proj. Rev., 3.00%, 01/01/37, AGM	106,520
100	New York City Indl. Dev. Agy., Queens Baseball Stadium Proj. Rev., 3.00%, 01/01/39, AGM	106,005
1,250	New York City Indl. Dev. Agy., Queens Baseball Stadium Proj. Rev., 3.00%, 01/01/46, AGM	1,301,524
1,185	New York City Transitional Fin. Auth. Rev., 3.00%, 5/01/45	1,242,947
2,020	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,305,741
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	985,242
500	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/30	534,779
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	230,227
400	Utility Debt Securitization Auth., Restructuring Rev., 5.00%, 12/15/31	438,734

		13,558,725

Principal Amount (000)	Description (a)	Value
	North Carolina—0.2%
$ 240	North Carolina St. Hsg. Fin. Agy. Rev., 2.85%, 1/01/43	$ 247,163

	Ohio—1.9%
775	Buckeye Tobacco Settlement Fin. Auth. Rev., 4.00%, 6/01/48	857,323
570	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	655,222
580	Ohio St. Hsg. Fin. Agy. Rev., 2.45%, 9/01/45	579,310

		2,091,855

	Oregon—2.2%
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	584,862
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	632,835
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. 5.00%, 6/15/36	1,206,248

		2,423,945

	Pennsylvania—4%
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34	2,189,774
850	Pennsylvania St. Tpk. Commission Oil Franchise Tax Rev., 5.00%, 12/01/46	1,072,547
450	Pennsylvania St. Tpk. Commission Rev., 6.375%, 12/01/38	585,267
500	Pennsylvania St. Tpk. Commission Rev., 4.00%, 12/01/46	572,025

		4,419,613

	Rhode Island—2.5%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev., 5.00%, 10/01/32 Prerefunded 10/01/24 @ $100 (b)	1,214,041
1,600	Rhode Island St. Hlth. & Edl. Bldg. Corp., Higher Ed. Facs. Rev., Providence College, 5.00%, 11/01/41 Refunded 11/01/21 @ $100 (b)	1,600,000

		2,814,041

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Principal Amount (000)	Description (a)	Value
	South Carolina—2.3%
$ 2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/01/32	$ 2,178,936
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	329,900

		2,508,836

	Tennessee—3.4%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	277,657
295	Tennessee St. Hsg. Dev. Agy., 3.625%, 7/01/32	309,315
355	Tennessee St. Hsg. Dev. Agy., 3.90%, 7/01/42	383,891
375	Tennessee St. Hsg. Dev. Agy., 4.00%, 7/01/43	401,815
2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	2,420,952

		3,793,630

	Texas—17.4%
850	Austin Indep. Sch. Dist. Gen. Oblig., 4.00%, 8/01/36, PSF	965,675
500	Carrollton-Farmers Branch Indep. Sch. Dist. Gen. Oblig., 3.00%, 2/15/41, PSF	546,776
1,000	Central Texas Regl. Mobility Auth. Rev., 4.00%, 1/01/38	1,166,418
500	Cypress-Fairbanks Indep. Sch. Dist. Gen. Oblig., 2.25%, 2/15/43, PSF	488,118
500	Cypress-Fairbanks Indep. Sch. Dist. Gen. Oblig., 2.25%, 2/15/44, PSF	485,189
550	Cypress-Fairbanks Indep. Sch. Dist. Gen. Oblig., 2.25%, 2/15/45, PSF	529,938
650	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41	753,877
500	Houston Arpt. Sys. Rev., 5.00%, 7/01/32 Prerefunded 7/01/22 @ $100 (b)	515,647
1,250	Houston Arpt. Sys. Rev., 5.00%, 7/01/39	1,527,302

Principal Amount (000)	Description (a)	Value
$ 1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32 Prerefunded 11/15/23 @ $100 (b)	$ 1,546,035
1,625	Keller Indep. Sch. Dist. Gen. Oblig., 4.00%, 2/15/47, PSF	1,893,672
1,000	Klein Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/01/46, PSF	1,080,382
1,000	Lewisville Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/15/39, PSF	1,076,964
1,505	North Texas Twy. Auth. Rev., Convertible CAB, 0.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	2,086,392
1,135	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	1,284,075
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	824,115
250	Spring Branch Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 3.00%, 2/01/43, PSF	269,534
1,000	Texas St. Wtr. Development Brd. Rev., St. Wtr. Implementation Fund, 4.00%, 10/15/47	1,142,605
1,000	Upper Trinity Reg. Wtr. Dist. Rev., 4.00%, 8/01/37, AGM	1,022,179

		19,204,893

	Vermont—0.5%
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	586,605

	Virginia—1.9%
2,000	Virginia St. College Bldg. Auth. Rev., 5.00%, 2/01/23	2,119,787

	Washington—0.4%
450	King Cnty. Gen. Oblig., Adjustable Rate Bond, 0.03%, 1/01/46	450,000

	Wisconsin—1.7%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,634,986

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Principal Amount (000)	Description (a)	Value
$ 250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	$ 269,647

		1,904,633

	Total Long-Term Investments (Cost $159,260,000)	171,400,066

	TOTAL INVESTMENTS—155.1%
	(Cost $159,260,000)	171,400,066
	Remarketable Variable Rate MuniFund Term Preferred Shares at liquidation value—(58.8)%	(65,000,000)
	Other assets less other liabilities—3.7%	4,082,495

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$110,482,561

(a)	The following abbreviations are used in the portfolio descriptions:

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and refunded issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2021:

Level 2
Municipal bonds	$171,400,066

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

Summary of Ratings

as a Percentage of Long-Term Investments

(Unaudited)

Rating**	%
AAA	8.4
AA	44.9
A	36.0
BBB	7.3
BB	1.1
B	0.0
NR	2.3

100.0

**

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 2.3% of the portfolio at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Portfolio Composition

as a Percentage of Total Investments

(Unaudited)

%
General Obligation	15.9
Pre-Refunded	11.8
Special Tax	11.0
Education	10.9
Healthcare	10.9
Transportation	8.2
Housing	6.1
Leasing	5.5
Airports	4.7
Water & Sewer	4.0
Other	11.0

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS:

Investments, at value (cost $159,260,000)	$171,400,066

Cash	3,447,504

Interest receivable	2,115,129

Prepaid expenses	10,138

Total assets	176,972,837

LIABILITIES:

Payable for securities purchased	1,625,050

Investment advisory fee (Note 3)	74,685

Administrative fee (Note 3)	13,183

Accrued expenses	52,253

Remarketable Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering costs of $274,895) (Note 7)	64,725,105

Total liabilities	66,490,276

NET ASSETS APPLICABLE TO COMMON STOCK	$110,482,561

CAPITAL:

Common stock ($0.01 par value per share; 599,996,750 shares authorized, 7,029,567 issued and outstanding)	$70,296

Additional paid-in capital	96,436,580

Total distributable earnings	13,975,685

Net assets applicable to common stock	$110,482,561

NET ASSET VALUE PER SHARE OF COMMON STOCK	$15.72

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2021

INVESTMENT INCOME:

Interest	$5,820,708

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,016,882

Investment advisory fees (Note 3)	914,038

Professional fees	312,515

Administrative fees (Note 3)	164,931

Reports to shareholders	133,080

Transfer agent fees	82,725

Custodian fees	63,955

Directors’ fees	19,417

Other expenses	89,007

Total expenses	2,796,550

Net investment income	3,024,158

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	1,433,002

Net change in unrealized appreciation/depreciation on investments	(1,518,995)

Net realized and unrealized gain (loss) on investments	(85,993)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$2,938,165

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2021	For the year ended October 31, 2020

OPERATIONS:

Net investment income	$3,024,158	$3,795,541

Net realized gain (loss)	1,433,002	(3,640)

Net change in unrealized appreciation/depreciation	(1,518,995)	644,723

Net increase in net assets applicable to common stock resulting from operations	2,938,165	4,436,624

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income and net realized gains	(3,442,123)	(4,139,715)

Decrease in net assets from distributions to common stockholders (Note 5)	(3,442,123)	(4,139,715)

CAPITAL STOCK TRANSACTIONS:

Value of shares of common stock repurchased and retired through tender offer (Note 8)	(23,514,947)	—

Decrease in net assets derived from capital stock transactions	(23,514,947)	—

Total increase (decrease) in net assets	(24,018,905)	296,909

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	134,501,466	134,204,557

End of year	$110,482,561	$134,501,466

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2021

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Net increase in net assets resulting from operations	$2,938,165

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Purchase of investment securities	(17,936,614)

Proceeds from sales and maturities of investment securities	42,200,764

Net amortization and accretion of premiums and discounts on debt securities	1,335,156

Amortization of deferred offering costs	136,698

Net realized gain on investments	(1,433,002)

Net change in unrealized appreciation/depreciation on investments	1,518,995

Decrease in interest receivable	446,919

Decrease in prepaid and accrued expenses—net	(21,737)

Cash provided by operating activities	29,185,344

Cash flows provided by (used in) financing activities:

Distributions paid to common stockholders	(3,442,123)

Payment for shares of common stock repurchased and retired through tender offer	(23,514,947)

Offering costs from the redemption of VMTP Shares and the issuance of RVMTP Shares	(403,518)

Proceeds from issuance of RVMTP Shares	65,000,000

Payment for redemption of VMTP Shares	(65,000,000)

Cash used in financing activities	(27,360,588)

Net increase in cash	1,824,756

Cash at beginning of year	1,622,748

Cash at end of year	$3,447,504

Supplemental cash flow information:

Cash paid during the year for interest expense	$871,650

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2021	2020	2019	2018	2017

Net asset value, beginning of year	$15.79	$15.75	$14.62	$15.69	$16.31

Net investment income	0.43	0.44	0.39	0.47	0.54

Net realized and unrealized gain (loss)	(0.01)	0.08	1.29	(0.92)	(0.41)

Net increase (decrease) from investment operations applicable to common stock	0.42	0.52	1.68	(0.45)	0.13

Distributions on common stock:

Net investment income	(0.49)	(0.48)	(0.43)	(0.59)	(0.70)

Net realized gains	— (1)	— (1)	(0.12)	(0.03)	(0.05)

Total distributions	(0.49)	(0.48)	(0.55)	(0.62)	(0.75)

Net asset value, end of year	$15.72	$15.79	$15.75	$14.62	$15.69

Per share market value, end of year	$14.26	$14.21	$14.18	$12.34	$14.16

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	2.37%	2.27%	2.87%	2.58%	2.29%

Operating expenses, without leverage	1.46%	1.17%	1.14%	1.16%	1.15%

Net investment income	2.57%	2.83%	2.58%	3.10%	3.42%

SUPPLEMENTAL DATA:

Total return on market value(2)	3.62%	3.62%	19.70%	(8.72)%	(1.21)%

Total return on net asset value(2)	2.54%	3.39%	11.67%	(2.94)%	0.95%

Portfolio turnover rate	10%	13%	10%	23%	17%

Net assets applicable to common stock, end of year (000’s omitted)	$110,483	$134,501	$134,205	$124,550	$133,688

Preferred stock outstanding, end of year (000’s omitted)(3)	$65,000	$65,000	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	$269,973	$306,925	$306,469	$291,615	$305,674

Asset coverage ratio on preferred stock(5)	270%	307%	306%	292%	306%

(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock is not publicly traded.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.

The conversion of the Fund into a seven-year term fund was enabled through the passage of proposals amending the Fund’s charter (the “Charter Amendments”) by a majority of the holders of the Fund’s common and preferred stock, voting together as a single class, at the Fund’s annual meeting of shareholders on February 26, 2021. The Charter Amendments became effective with the Fund’s filing of articles of amendment with the Maryland Department of Assessments and Taxation on March 1, 2021.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2021 were $19,417.

D. Affiliated Shareholder: At October 31, 2021, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.49% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were $18,109,554, and $42,200,764, respectively.

Note 5. Distributions and Tax Information

At October 31, 2021, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$159,258,404	$12,386,714	$(245,052)	$12,141,662

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

The tax character of distributions paid to common shareholders during the years ended October 31, 2021 and 2020 was as follows:

	10/31/2021	10/31/2020
Distributions paid from:
Tax-exempt income	$3,440,760	$4,089,929
Long-term capital gains	1,363	49,786

Total distributions	$3,442,123	$4,139,715

At October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed net tax-exempt income	$384,394
Undistributed ordinary income	492
Undistributed realized long-term capital gain	1,449,137
Net unrealized appreciation	12,141,662

$13,975,685

Note 6. Reclassification of Capital Accounts

Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

The reclassifications at October 31, 2021 primarily relate to the Remarketable Variable Rate MuniFund Term Preferred Shares offering.

Note 7. Remarketable Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding 650 shares of Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”), each with a liquidation preference of $100,000.

The RVMTP Shares were privately placed with an institutional investor on November 2, 2020. The proceeds were used to conduct an early redemption of the Fund’s Series 2021 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) at 100% of their liquidation preference plus accrued and unpaid dividends on November 12, 2020. The RVMTP Shares are a floating-rate form of preferred shares and are subject to a mandatory tender three years after issuance, but may remain outstanding either on the same terms or modified terms pursuant to an agreement between the Fund and the holder(s), or under a remarketing process at such time. The Fund is required to redeem all outstanding RVMTP Shares on November 2, 2050, unless earlier redeemed, repurchased or extended. The RVMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

Key terms of the series of RVMTP Shares at October 31, 2021 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2050	650	$65,000,000	SIFMA Municipal Swap Index + 1.25%	1.30%	11/02/2050

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

The Fund incurred costs in connection with the issuance of the RVMTP Shares. These costs were recorded as a deferred charge and are being amortized over a three year term. Amortization of these deferred offering costs of $136,698 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the RVMTP shares under the caption “Remarketable Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities. Unamortized deferred offering costs of $8,075 related to the VMTP Shares were fully expensed when these shares were redeemed.

Dividends on the RVMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average daily liquidation value outstanding and the weighted daily average dividend rate of the RVMTP Shares during the year ended October 31, 2021, were $65,000,000 and 1.30%, respectively.

The RVMTP Shares are not listed on any exchange or automated quotation system. The fair value of the RVMTP Shares is estimated to be their liquidation preference. The RVMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the RVMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares.

Note 8. Tender Offer

On December 8, 2020, the Fund announced the commencement of a cash tender offer (the “Offer”) for up to 17.5% of the Fund’s outstanding shares of common stock at a price of 98% of the Fund’s closing net asset value per share (NAV) as of the close of the regular trading session on the New York Stock Exchange (NYSE) on January 8, 2021. The Offer expired on January 7, 2021, at which time 4,335,961 shares were duly tendered and not withdrawn. Because the shares tendered exceeded 1,491,119 shares, the Offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the Offer, the Fund purchased shares from all tendering stockholders on a pro rata basis, disregarding fractions. The proration factor for the Offer was 34.389423%. The purchase price per share of properly tendered shares was $15.77 per share, equal to 98% of the NAV as of the close of the regular trading session of the NYSE on January 8, 2021. Payment for the tendered shares was made on January 11, 2021 in the amount of $23,514,947. Shares that were not tendered continue to remain outstanding.

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

DTF Tax-Free Income Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 17, 2021

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or meet state specific requirements. In early 2022, the Fund will make available the tax status of all distributions paid for the calendar year 2021. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2021, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):

	Preferred	Common
Long-term capital gains	459	1,363

All of the other net investment income distributions paid by the Fund qualify and are designated as tax-exempt interest dividends for Federal income tax purposes.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2020: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital.

Principal Strategies: The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment grade tax-exempt obligations.

Under normal market conditions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The Fund will also not invest more than 20% of its assets in obligations that pay interest that is subject to the alternative minimum tax.

All of the Fund’s investments at the time of purchase will be rated at least investment grade or, with respect to no more than 20% of total assets, unrated but of comparable credit quality of obligations rated investment grade.

The Fund does not currently utilize derivatives transactions or invest in derivatives.

Principal Risks:

Credit & Interest Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

Industry/Sector Concentration Risk: The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.

Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.

Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Tax-Exempt Securities Risk: Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.

Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

State and AMT Tax Risk: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Unrated Fixed Income Securities Risk: If the Adviser is unable to accurately assess the quality of an unrated fixed income security, the Fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

No Guarantee: There is no guarantee that the portfolio will meet its objective.

Leverage Risk: The Fund employs leverage through preferred stock. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased from such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leverage strategy will be successful during any period in which it is employed.

Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors have been elected by the holders of the Fund’s common and preferred stock, voting as a single class, except for Ms. McNamara, who was elected by the holders of the Fund’s preferred stock, and Mr. Partain, who was originally elected by the holders of the Fund’s common and preferred stock, voting as a single class, but was elected by Ms. McNamara on April 7, 2021 to fill the vacancy created by the retirement of Robert Genetski, a director who had previously been elected by the holders of the Fund’s preferred stock. Mr. Burke is currently holding over as a director of the Fund, because he did not receive sufficient votes for reelection at the annual meeting of the Fund on February 26, 2021. Under the Fund’s charter and bylaws, and under the laws of Maryland, the state in which the Fund is incorporated, Mr. Burke will continue to serve as a director until a successor is elected and qualifies. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as consultant to the Adviser and the fact that he formerly served as President and Chief Investment Officer of the Adviser and President and Chief Executive Officer of the Fund. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and formerly served on the Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) until its merger into DNP on March 8, 2021.

DIRECTORS OF THE FUND (Unaudited)

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Donald C. Burke Age: 61	Director	Term expired 2021 (holding over—see explanation above); Director since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	93	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Philip R. McLoughlin Age: 75	Director	Term expires 2022; Director since 1996	Private investor since 2010	100	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) 2010-2019 (Director 1991-2019)

Geraldine M. McNamara Age: 70	Director	Term expires 2023; Director since 2003	Private investor since 2006; Managing Director, U.S Trust Company of New York 1982-2006	93

Eileen A. Moran Age: 67	Director and Vice Chairperson of the Board	Term expires 2024; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
David J. Vitale Age: 75	Director and Chairman of the Board	Term expires 2023; Director since 2005	Advisor, Ariel Investments, LLC since 2019; Chairman, Urban Partnership Bank 2010-2019; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	3	Director, United Continental Holdings, Inc. (airline holding company); Ariel Investments, LLC; Wheels, Inc. (automobile fleet management); Chairman, Urban Partnership Bank 2010-2019

Interested Director

Nathan I. Partain, CFA Age: 65	Director	Term expires 2022; Director since 2007	Consultant to the Adviser since January 2021 (President and Chief Investment Officer 2005-2020; Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund 2004-March 2021; of DPG 2011-March 2021; of DNP 2001-March 2021 (Chief Investment Officer 1998-2017; Executive Vice President 1998-2001; Senior Vice President 1997-1998) and of DUC 2004-March 2021	3

Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors);

Director, Northwest Natural Holding Company (local gas distribution holding company)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser, Virtus or the Administrator and receive compensation in such capacities. Information pertaining to the officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Positions(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

David D. Grumhaus, Jr. Age: 55	President and Chief Executive Officer since March 2021	President and Chief Investment Officer of the Adviser since January 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 48	Vice President and Secretary since 2020	Vice President of Virtus Investment Partners, Inc. since 2016 and Senior Counsel, Legal of Virtus Investment Partners Inc. and/or certain of its subsidiaries since 2007; Vice President, Chief Legal Officer, Counsel and Secretary of Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund Inc. and Virtus Total Return Fund Inc. since 2020; Vice President of various Virtus-affiliated open-end funds since 2017 and Assistant Secretary since 2008; Vice President, Chief Legal Officer, Counsel and Secretary of Virtus Variable Insurance Trust and Virtus Alternative Solutions Trust since 2013; various officer positions of Virtus affiliates since 2008; Assistant Secretary, Duff & Phelps Utility and Corporate Bond Trust Inc. 2020-March 2021

Timothy M. Heaney, CFA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 56	Chief Investment Officer since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 2004-2014; Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Portfolio Manager, Virtus Tax-Exempt Bond Fund since 2012; Portfolio Manager, Virtus CA Tax-Exempt Bond Fund since 1997; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1992-1996)

Lisa H. Leonard Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 58	Vice President since 2006	Managing Director of the Adviser since 2014 (Vice President 2006-2014; Assistant Vice President 1998-2006); Portfolio Manager, Virtus Tax-Exempt Bond Fund since 2012; Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Alan M. Meder, CFA, CPA Age: 62	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2000-March 2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-March 2021; Member, Board of Governors of CFA Institute 2008-2014 (Chair 2012-2013; Vice Chair 2011-2012); Member, Financial Accounting Standards Advisory Council 2011-2014

Daniel J. Petrisko, CFA Age: 61	Executive Vice President since March 2021 (Senior Vice President 2017-March 2021) and Assistant Secretary since 2015

Executive Managing Director of the Adviser since 2017 (Senior

Managing Director 2014-2017, Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2004-March 2021, Senior Vice President 2017-March 2021 and Assistant Secretary 2015-March 2021 (Vice President 200-2016; Portfolio Manager 2002-2004)

William J. Renahan Age: 52	Chief Compliance Officer since 2020 and Vice President since 2015 (Secretary 2015-2020)	Secretary of the Adviser since 2014; Chief Compliance Officer since 2019 (Senior Counsel 2015-2019); Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. 2012-2018; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012; Chief Compliance Officer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2020-March 2021 (Vice President and Secretary 2015-March 2021)

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 61	Vice President and Assistant Secretary since 2014	Senior Vice President and Director—Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC 2016-2019 (Vice President 1990-2015); Vice President and Assistant Secretary, Duff & Phelps Utility and Corporate Bond Trust Inc. 2014-March 2021; Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006-2010 (Vice President 1998-2006; Treasurer 1988-2010)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (866) 668-8552.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the back of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions.

Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Board of Directors

David J. Vitale Chairman

Eileen A. Moran Vice Chairperson

Donald C. Burke

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

David D. Grumhaus, Jr. President and Chief Executive Officer

Daniel J. Petrisko, CFA Executive Vice President and Assistant Secretary

Timothy M. Heaney, CFA Vice President and Chief Investment Officer

Lisa H. Leonard Vice President

Jennifer S. Fromm Vice President and Secretary

William J. Renahan Vice President and Chief Compliance Officer

Dianna P. Wengler Vice President and Assistant Secretary

Alan M. Meder, CFA, CPA Treasurer and Assistant Secretary

DTF Tax-Free Income Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com/dtf

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent and Dividend Disbursing Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s web site at http://www.dpimc.com/dtf. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2021	Fiscal year ended October 31, 2020
Audit Fees (1)	$54,000	$54,000
Audit-Related Fees (2)(6)	0	0
Tax Fees (3)(6)	8,350	8,350
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,350	8,350

(1)

Audit Fees are fees billed for the professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP and DPG).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. (“DPG”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 15, 2021)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

1.  Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN.

2.  Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters.

3.  Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2.  Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax
2. Preparation of state tax returns
3. Consultations with the Fund’s management as to the tax treatment of transactions or events
4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

None

Appendix E

Prohibited Non-Audit Services

∎	Bookkeeping or other services related to the accounting records or financial statements of the audit client

∎	Financial information systems design and implementation

∎	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

∎	Actuarial services

∎	Internal audit outsourcing services

∎	Management functions

∎	Human resources

∎	Broker-dealer, investment adviser or investment banking services

∎	Legal services

∎	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are Donald C. Burke, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY and INfrastructure FUND INC.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended December 15, 2021

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

J.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

The general policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Guidelines to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; Nominee qualifications and any compensatory arrangements; strategic plan of dissident slate and quality of the critique against management; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; likelihood that the proposed goals and objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals on social and/or environmental issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations. They will be available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for its amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of December 30, 2021, are as follows:

Timothy M. Heaney, CFA, has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Managing Director of the Adviser since 2014 (Senior Vice President from 2004 to 2014 and Vice President 1997-2004). He has been a Senior Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Senior Managing Director in the Fixed Income unit of the Adviser’s affiliate, Virtus Investment Advisers, Inc. (and predecessor firms) (“VIA”) 2006-2011 (Managing Director 1997-2006, Director, Fixed Income Research 1996-1997, Investment Analyst 1992-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Lisa H. Leonard has been Vice President of the Fund since 2006. She has been managing Director of the Adviser since 2014 (Vice President from 2006 to 2014). She has also been a Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Portfolio Manager in the Fixed Income unit of VIA 1998-2011 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2021 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2021, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	10	$8,701*	—	—	23	$1,965
Lisa H. Leonard	10	$8,701*	—	—	23	$1,965

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

*	Mr. Heaney and Ms. Leonard are Portfolio Managers for several open-end and closed-end registered investment companies with $8.701 billion in assets of which $140 million are municipal securities.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2021, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by total return over one-, three-, and five- year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to the Lipper General & Insured Municipal Debt Funds (Leveraged) average NAV return. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2021, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	$100,001-$500,000
Lisa H. Leonard	$1-$10,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 12, 2021) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 30, 2021

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 30, 2021